Exhibit 99.1

Dyadic International, Inc. Announces Proposed Public Offering of Common Stock

JUPITER, Fla., July 30, 2025 — Dyadic International, Inc. (“Dyadic” or the “Company”) (Nasdaq: DYAI), a global biotechnology company focused on the scalable production of high-value, precision engineered functional input proteins for use in life sciences, food and nutrition, and industrial biotechnology applications utilizing its proprietary gene expression platforms, today announced that it has commenced an underwritten public offering of shares of common stock. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed or as to the actual size or terms of the offering.

Craig-Hallum Capital Group LLC is acting as the sole managing underwriter for the offering.

Dyadic intends to use the net proceeds from the proposed offering for working capital and general corporate purposes, such as product development, sales and marketing.

The securities described above are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-273829) initially filed with the Securities and Exchange Commission (“SEC”) on August 9, 2023 and declared effective by the SEC on August 25, 2023. A preliminary prospectus supplement and the accompanying prospectus relating to and describing the offering will be filed with the SEC. Electronic copies of the preliminary prospectus supplement and the accompanying prospectus may be obtained by visiting the SEC’s website at www.sec.gov or by contacting Craig-Hallum Capital Group LLC, Attention: Equity Capital Markets, 323 N. Washington Ave., Suite 300, Minneapolis, MN 55401, by telephone at (612) 334-6300 or by email at prospectus@chlm.com. The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

About Dyadic Applied BioSolutions

Dyadic Applied BioSolutions is a global biotechnology company that uses its proprietary microbial platforms to produce recombinant proteins that are sold or licensed to partners across the life sciences, food and nutrition, and bio-industrial markets. These high-quality proteins are designed to enable customers to develop more efficient, scalable, and sustainable products. Dyadic’s C1 and Dapibus™ expression systems support flexible, cost-effective manufacturing, and are the foundation of a growing portfolio of commercial and partnered programs.

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, that relate to our current expectations and views of future events. All statements other than statements of historical facts contained in this press release, including statements regarding the completion and use of proceeds from the proposed offering, are forward-looking statements. These statements represent our opinions, expectations, beliefs, intentions, estimates or strategies regarding the future, which may not be realized. In some cases, you can identify forward-looking statements by terms such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “potential,” “could,” “will,” “would,” “ongoing,” “future” or the negative of these terms or other similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements involve known and unknown risks, uncertainties, contingencies, changes in circumstances that are difficult to predict and other important factors that may cause our actual results, performance or achievements to be materially and/or significantly different from any future results, performance or achievements expressed or implied by the forward-looking statement. These risks, uncertainties, contingencies, and changes in circumstances relate to, among other things, to fluctuations in our share price, changes in market conditions and satisfaction of customary closing conditions related to the proposed public offering. Our actual results, performance, or achievements, including our ability to conduct and complete a public offering of our common stock on terms acceptable to us or at all, could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors. Such factors include the uncertainties, contingencies, and changes in circumstances discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 26, 2025, and our other filings with the SEC as such factors may be updated from time to time. Any forward-looking statements contained in this press release speak only as of the date hereof and accordingly undue reliance should not be placed on such statements. Dyadic disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events or otherwise, other than to the extent required by applicable law.

Contact:

Dyadic Applied BioSolutions

Ping W. Rawson

Chief Financial Officer

Phone: (561) 743-8333

Email: ir@dyadic.com